ANNUAL REPORT
                                                May 31,2001
           [LOGO]
        MASTRAPASQUA
        & ASSOCIATES

                                                MASTRAPASQUA
                                                GROWTH VALUE FUND




                         [Image: Money & Greek Column]

                                TABLE OF CONTENTS



A Message to Our Shareholders...............................................   1

Performance Chart and Analysis..............................................   3

Schedule of Investments.....................................................   4

Statement of Assets and Liabilities.........................................   5

Statement of Operations.....................................................   6

Statement of Changes in Net Assets..........................................   7

Financial Highlights........................................................   8

Notes to Financial Statements...............................................   9

Independent Auditors' Report...............................................   12

                 (This page has been left blank intentionally.)

MASTRAPASQUA GROWTH VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JULY 5, 2000 (commencement of operations) TO MAY 31, 2001
--------------------------------------------------------------------------------


Dear Fellow Shareholder:

Since the Fund's inception in July of last year, market conditions have been very frustrating and difficult for all of us and negative psychology and fear have intensified the weakness.

An election crisis, earnings warnings and mounting apprehension that the Federal Reserve would not lower interest rates soon enough to avert a recession sparked a broad-based sell-off in the equity market during the fourth quarter of last year. The Nasdaq Composite Index had its worst quarterly decline in history, plunging almost 33%, while the S&P 500(R) Index fell nearly 8%, and the Russell 3000 Index fell over 9%.

After beginning the first quarter of 2001 with a positive month that saw the Federal Reserve ("the Fed") cut rates by a full percentage point, the sell-off that marked the fourth quarter of last year returned with a vengeance. The Nasdaq Index declined 25.5% , the Russell 3000 Index fell over 12% and the S&P 500(R) Index was down 12% in the first quarter, sending it into bear market territory for the first time in over 13 years. The market downturn was very broad, as no sector in the S&P 500(R) Index had positive returns for the quarter.

We are at an interesting time in the business and market cycles. An inflection point is at hand as two things are occurring. First, the economy is weakening. We've gone from an economic growth rate of 5% to 6% down to a growth rate of zero or less in a period of 12 months. At the same time, we've gone from a year-over-year monetary growth rate of zero to a double-digit monetary growth rate.

The economic slowdown was caused in part by the loss of consumer confidence resulting from the delayed election results, the 100-year record low temperatures in November and December which slowed retail spending, and of course climbing interest rates. The first two factors were non-repetitive, and the interest rate problem was quickly reversed by changed Federal Reserve policy from restrictive to accommodative. We believe strongly that the market downturn will prove to be excessive relative to the underlying economic fundamentals and that a market recovery will be sooner rather than later. As such, relatively few defensive shifts were made in the portfolio strategy so as to inhibit performance potential during the anticipated market recovery.

In our judgment, the factors that have the potential to induce a V-shaped recovery are falling into place. A late third quarter/fourth quarter rebound is based upon a potential multitude of forces, including lower interest rates, increasing liquidity, decreased energy costs, soon to be mailed tax rebate checks, and a positively sloped yield curve. We believe that the bear market is drawing to a close and a new bull market is emerging. Although the economy continues to slow, the Fed has already reduced interest rates five times this year.


                                       1                          FORUM FUNDS(R)

MASTRAPASQUA GROWTH VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (concluded)
JULY 5, 2000 (commencement of operations) TO MAY 31, 2001
--------------------------------------------------------------------------------

During the year, the Fund was primarily invested in high quality medium to large capitalization growth securities with an emphasis on technology/telecommunications, healthcare, financial services, retailing, and old economy companies that are using Internet technology to seek substantial productivity gains. The conclusion was made that many of the Fund's stock prices were in fact not inflated relative to projected five-year earnings growth rates for these stocks and that while the economic slowdown would have a near term negative influence, the long-term outlook remained bright. With minor exceptions, since economic remedies were being put into place at a rapid pace, the positioning of the Fund was not changed materially during the year.

The relevant question is, given where we are today, what companies have the potential to provide potential for growth in the next 12 months? By investing in healthcare, technology and other growth companies with strong future potential, we believe the Fund is well positioned for the next bull market and that fundamentally strong companies will lead the way.


                                  Sincerely,

                                  /s/ Frank Mastrapasqua

                                  Frank Mastrapasqua
                                  Chairman, Chief Executive Officer




THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF MAY 31, 2001 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTING THE MARKET CAP WEIGHTED PERFORMANCE OF APPROXIMATELY 5,000 DOMESTIC COMMON STOCKS TRADED ON THE NASDAQ EXCHANGE. THE S&P 500(R) INDEX IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST IN ANY INDEX.


                                       2                             FORUM FUNDS

MASTRASPASQUA GROWTH VALUE FUND
PERFORMANCE CHART & ANALYSIS
JULY 5, 2000 (commencement of operations) TO MAY 31, 2001
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a $10,000 investment, including reinvested dividends and distributions, in Mastrapasqua Growth Value Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell 3000(R) Index ("the Index") measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The Fund's return assumes reinvestment of dividend and capital gain distributions. For the period reported, some of the Fund's fees were waived or expenses reimbursed, otherwise total return would have been lower. Returns for less than one year are not annualized. PAST PERFORMANCE IS NOT PREDICITIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S NUMBER OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                       MASTRAPASQUA GROWTH VALUE FUND VS.
                              Russell 3000(R) Index

CUMULATIVE TOTAL RETURN ON 5/31/01
----------------------------------
                                               Since Inception on 7/5/00:
Mastrapasqua Growth Value Fund:                       (35.80%)
Russell 3000(R)Index:                                 (11.82%)

INVESTMENT VALUE ON 5/31/01
---------------------------
Mastrapasqua Growth Value Fund:                        $6,420
Russell 3000(R)Index:                                  $8,818

[EDGAR Representation of Graph Chart:

            MASTRAPASQUA GROWTH VALUE FUND  RUSSELL 3000 INDEX
   07/05/00               10,000                  10,000
   07/31/00                9,940                   9,879
   08/31/00               11,260                  10,612
   09/30/00               10,470                  10,131
   10/31/00                9,700                   9,987
   11/30/00                7,990                   9,066
   12/31/00                8,040                   9,219
   01/31/01                8,150                   9,534
   02/28/01                6,750                   8,663
   03/31/01                5,730                   8,098
   04/30/01                6,460                   8,748
   05/31/01                6,420                   8,818]


                                       3                             FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2001
--------------------------------------------------------------------------------

 SHARES   SECURITY DESCRIPTION                          VALUE      SHARES    SECURITY DESCRIPTION                         VALUE
 ------   --------------------                          -----      ------    --------------------                         -----

COMMON STOCK (96.3%)                                               GENERAL MERCHANDISE STORES (5.0%)
                                                                     9,600   Target Corp.                                $362,880
BANKS & CREDIT INSTITUTIONS (2.6%)                                   8,000   Wal-Mart Stores, Inc.                        414,000
  8,066   Citigroup, Inc.                              $413,382                                                       ------------
                                                      ---------                                                           776,880
                                                                                                                      ------------
BUILDING MATERIALS (2.9%)
  9,200   Home Depot, Inc.                              453,468    HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (1.6%)
                                                      ---------      9,000   Radioshack Corp.                             245,070
                                                                                                                      ------------
BUSINESS SERVICES (12.4%)
  4,200   Brocade Communications Systems, Inc.          163,800    INDUSTRIAL & COMMERCIAL MACHINERY
  3,500   Microsoft Corp. +                             242,130    & COMPUTER EQUIPMENT (8.6%)
  4,500   Nokia Corp., ADR                              131,580      6,700   Applied Materials, Inc. +                    334,531
 28,600   Novell, Inc. +                                129,558      6,950   Cisco Systems, Inc. +                        133,857
 25,200   Oracle Corp. +                                385,560     10,000   EMC Corp. +                                  316,000
  4,350   RealNetworks, Inc. +                           47,894      5,000   IBM Corp.                                    559,000
 21,000   Sun Microsystems, Inc. +                      345,870                                                       ------------
  7,400   VERITAS Software Corp. +                      490,250                                                         1,343,388
                                                      ---------                                                       ------------
                                                      1,936,642
                                                      ---------    INSURANCE CARRIERS (2.6%)
                                                                    23,000   Conseco, Inc.                                400,660
CHEMICALS & ALLIED PRODUCTS (27.6%)                                                                                   ------------
  7,800   Amgen, Inc. +                                 517,764
 10,000   Biovail Corp. +                               391,300    MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  7,500   Forest Laboratories, Inc. +                   555,450    PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (7.5%)
  5,700   Genentech, Inc. +                             285,285      4,600   Applera Corp. - Applied Biosystems Group     141,495
  2,000   Genzyme Corp. +                               213,880     12,260   JDS Uniphase Corp. +                         204,865
 10,200   IDEC Pharmaceuticals Corp. +                  628,320      5,600   Millipore Corp.                              311,080
  6,900   Invitrogen Corp. +                            494,109      3,000   Teradyne, Inc. +                             119,550
  5,500   MedImmune, Inc. +                             219,285      7,960   Waters Corp. +                               395,453
  5,000   Novartis AG, ADR                              191,900                                                       ------------
  6,700   Pfizer, Inc.                                  287,363                                                         1,172,443
  7,300   Pharmacia Corp.                               354,488                                                       ------------
  2,500   Protein Design Labs, Inc. +                   185,525
                                                      ---------    NONDEPOSITORY CREDIT INSTITUTIONS (2.2%)
                                                      4,324,669      8,000   American Express Co.                         336,960
                                                      ---------                                                       ------------
DEPOSITORY INSTITUTIONS (3.8%)                                     SECURITY & COMMODITY BROKERS, DEALERS,
 11,000   Bank of New York Co., Inc.                    600,710    EXCHANGES & SERVICES (5.1%)
                                                      ---------      6,200   Merrill Lynch & Co., Inc.                    402,814
                                                                     6,100   Morgan Stanley Dean Witter & Co.             396,561
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT                                                                               ------------
& COMPONENTS, EXCEPT COMPUTER EQUIPMENT (14.4%)                                                                           799,375
  3,400   Broadcom Corp. +                              113,084                                                       ------------
  5,500   CIENA Corp. +                                 297,825
  6,200   Emerson Electric Co.                          419,802    Total Common Stock (cost $21,756,298)               15,055,639
 10,000   General Electric Co.                          490,000                                                       ------------
  8,000   Intel Corp.                                   216,080
  6,100   Novellus Systems, Inc. +                      292,190    SHORT-TERM INVESTMENTS (3.8%)
  5,230   PMC-Sierra, Inc. +                            163,699     595,832  Deutsche Cash Management Fund
  7,600   Texas Instruments, Inc.                       259,312              (cost $ 595,832)                             595,832
                                                      ---------                                                       ------------
                                                      2,251,992
                                                      ---------    Total Investments - 100.1%                         $15,651,471
                                                                             (cost $ 22,352,130)
                                                                   Other Assets & Liabilities, Net - (0.1%)               (23,356)
                                                                                                                      ------------
                                                                   TOTAL NET ASSETS  - 100.0%                         $15,628,115
                                                                   ---------------------------------------------------
                                                                   +  Non-income producing security.
                                                                   ADR - American Depositary Receipts.


See Notes to Financial Statements      4                             FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2001
--------------------------------------------------------------------------------


ASSETS
       Investments (Note 2):
           Investments, at cost                                   $ 22,352,130
           Net unrealized depreciation                              (6,700,659)
                                                       ------------------------

       Total investments, at value                                  15,651,471

       Receivable for Fund shares issued                                11,022
       Interest, dividends and other receivables                         5,905
                                                       ------------------------

Total Assets                                                        15,668,398
                                                       ------------------------

LIABILITIES
       Payable to adviser (Note 3)                                       5,967
       Payable to administrator (Note 3)                                 2,049
       Accrued audit fees                                               19,300
       Accrued expenses and other liabilities                           12,967
                                                       ------------------------

Total Liabilities                                                       40,283
                                                       ------------------------

NET ASSETS                                                        $ 15,628,115
                                                       ========================


COMPONENTS OF NET ASSETS
       Paid-in capital                                            $ 23,723,736
       Unrealized depreciation of investments                       (6,700,659)
       Accumulated net realized loss                                (1,394,962)
                                                       ------------------------

NET ASSETS                                                        $ 15,628,115
                                                       ========================

SHARES OF BENEFICIAL INTEREST                                        2,435,937

NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE                                                  $ 6.42


See Notes to Financial Statements      5                             FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
STATEMENT OF OPERATIONS
JULY 5, 2000 (commencement of operations) TO MAY 31, 2001
--------------------------------------------------------------------------------


INVESTMENT INCOME
     Dividend income                                                  $ 55,561
     Interest income                                                    45,074
                                                        -----------------------
Total Investment Income                                                100,635
                                                        -----------------------

EXPENSES
     Investment advisory (Note 3)                                      151,953
     Administration (Note 3)                                            22,793
     Transfer agency (Note 3)                                           17,658
     Custody (Note 3)                                                    7,956
     Accounting (Note 3)                                                36,513
     Compliance                                                         24,842
     Audit                                                              22,500
     Legal                                                               3,549
     Trustees                                                              550
     Miscellaneous                                                      11,982
                                                        -----------------------
Total Expenses                                                         300,296
     Fees waived (Note 4)                                              (49,302)
                                                        -----------------------
Net expenses                                                           250,994
                                                        -----------------------

NET INVESTMENT LOSS                                                   (150,359)
                                                        -----------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized loss on investments                               (1,394,962)
     Unrealized depreciation of investments                         (6,700,659)
                                                        -----------------------


NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                     (8,095,621)
                                                        -----------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (8,245,980)
                                                        =======================


See Notes to Financial Statements      6                             FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
JULY 5, 2000 (commencement of operations) TO MAY 31, 2001
--------------------------------------------------------------------------------



OPERATIONS
     Net investment loss                                             $ (150,359)
     Net realized loss on investments                                (1,394,962)
     Unrealized depreciation of investments                          (6,700,659)
                                                        ------------------------

Net decrease in net assets resulting from operations                 (8,245,980)
                                                        ------------------------


CAPITAL SHARE TRANSACTIONS
     Sale of shares                                                  30,234,463
     Redemption of shares                                            (6,360,368)
                                                        ------------------------

Net increase from capital share transactions                         23,874,095
                                                        ------------------------

Net increase in net assets                                           15,628,115
                                                        ------------------------

NET ASSETS
     Beginning of Period (Note 1)                                             -
     End of Period (a)                                             $ 15,628,115
                                                        ========================

SHARE TRANSACTIONS
     Sale of shares                                                   3,170,978
     Redemption of shares                                              (735,041)
                                                        ------------------------

Net increase in shares                                                2,435,937
                                                        ========================

(a)  Undistributed net investment income (loss)                             $ -
                                                        ========================


See Notes to Financial Statements      7                             FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
FINANCIAL HIGHLIGHTS
JULY 5, 2000 (commencement of operations) TO MAY 31, 2001
--------------------------------------------------------------------------------


These financial highlights reflect selected data for a share outstanding throughout the period.

                                                            July 5, 2000    (b)
                                                                 to
                                                            May 31, 2001
                                                          ------------------


  NET ASSET VALUE PER SHARE, Beginning of Period                     $10.00
                                                          ------------------
  INVESTMENT OPERATIONS
       Net investment loss                                            (0.06)
       Net realized and unrealized loss
            on investments                                            (3.52)
                                                          ------------------
  Total from Investment Operations                                    (3.58)
                                                          ------------------

  NET ASSET VALUE, End of Period                                      $6.42
                                                          ==================

  TOTAL RETURN                                                       (35.80)%

  RATIO/SUPPLEMENTARY DATA
       Net assets at end of period (000's omitted)                  $15,628
       Ratios to Average Net Assets
          Expenses, including reimbursement/
               waiver of fees                                         1.65% (a)
          Expenses, excluding reimbursement/
               waiver of fees                                         1.98% (a)
       Net investment loss, including
             reimbursement/waiver of fees                           (0.99)% (a)

  PORTFOLIO TURNOVER RATE                                               33%


----------------------------------------------------------------
   (a)Annualized.
   (b)Commencement of Operations.


See Notes to Financial Statements      8                             FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to Mastrapasqua Growth Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on July 5, 2000. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the
Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.


                                       9                             FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of twenty active fund Series, and it accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

ADOPTION OF NEW ACCOUNTING PRINCIPLE - In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide will apply to annual financial statements issued after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

NOTE 3.  ADVISORY  FEES,  SERVICING  FEES AND OTHER  TRANSACTIONS  WITH  RELATED
PARTIES

INVESTMENT ADVISER - The investment adviser for the Fund is Mastrapasqua & Associates (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATOR - The administrator for the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.15% of the first $100 million of the Fund's average daily net assets, and 0.10% thereafter, subject to a $25,000 annual minimum fee.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from the Fund an annual fee of $18,000, plus certain shareholder account fees.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor, and receives no compensation from the Fund for this service.

OTHER SERVICE PROVIDER- Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, plus certain amounts based upon the asset level of the Fund, as well as the number and types of portfolio transactions made by the Fund. Forum Trust, LLC. (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of the Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the Fund's average daily net assets. The Fund also pays an annual maintenance fee, as well as certain other transactional fees.


                                       10                            FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


NOTE 4.  WAIVER OF FEES

The Adviser voluntarily waived fees of $49,302 for the period from July 5, 2000 (commencement of operations) to May 31, 2001.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $28,479,615 and $5,342,595, respectively, for the period from July 5, 2000 (commencement of operations) to May 31, 2001.

For federal income tax purposes, the tax basis of investment securities owned as of May 31, 2001, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value, and the capital loss carryovers were as follows:

                                                            Mastrapasqua
                                                         Growth Value Fund
                                                         -----------------
Tax Cost                                                       $22,352,130
Unrealized Appreciation                                            753,856
Unrealized Depreciation                                        (7,454,515)
Net Unrealized Appreciation (Depreciation)                     (6,700,659)
Capital Loss Carryovers                                            161,595
Year Expires                                                          2009

For tax purposes, the Fund had a current year deferred post-October loss of $1,233,367, which will be realized on the first day of the following tax year.


                                       11                            FORUM FUNDS

INDEPENDENT AUDITORS REPORT
--------------------------------------------------------------------------------


To the Board of Trustees of Forum Funds and Shareholders,
Mastrapasqua Growth Value Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mastrapasqua Growth Value Fund, (the "Fund") as of May 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the period from July 5, 2000 (commencement of operations) to May 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2001, and the results of its operations, the changes in net assets and its financial highlights for the period from July 5, 2000 (commencement of operations) to May 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 6, 2001


                                       12                            FORUM FUNDS
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
FOR MORE INFORMATION

                                                                                     MASTRAPASQUA
                                                                                     & ASSOCIATES


                                                                                     MASTRAPASQUA
                                                                                  GROWTH VALUE FUND




                               INVESTMENT ADVISER
                            Mastrapasqua & Associates
                          814 Church Street, Suite 600
                               Nashville TN, 37203


                                   DISTRIBUTOR
                            Forum Fund Services, LLC
                               Two Portland Square
                               Portland, ME 04101



                                 TRANSFER AGENT
                         Forum Shareholder Services, LLC
                               Two Portland Square
                               Portland, ME 04101
                                                                                       [LOGO]
                                                                                    Forum Funds
                                                                                    P.O. Box 446
                                                                                Portland, Maine 04112
                                                                                   800-94FORUM or
               This report is authorized for distribution only to                   800-448-0982
               shareholders and to others who have received a copy                  207-879-0001
                            of the Funds' prospectus.
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